DEAN WITTER CAPITAL GROWTH SECURITIES                   Two World Trade Center,
                                                        New York, New York 10048

LETTER TO THE SHAREHOLDERS April 30, 1997

DEAR SHAREHOLDER:

The six-month period under review was a time of uncertainty and volatility for the stock market. Federal Reserve Board Chairman Alan Greenspan had expressed concern that stock prices were too high before the Board finally raised interest rates by 25 basis points in March. Despite this, investors persisted in pouring money into large-cap issues, continuing to ignore opportunities and values in the small- and mid-cap markets.

PERFORMANCE AND PORTFOLIO

For the six months ended April 30, 1997, Dean Witter Capital Growth Securities returned 1.62 percent versus 14.73 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 8.52 percent for the Lipper Growth Funds Index. This underperformance relative to these indexes is largely the result of the Fund's greater emphasis on small- and mid-cap stocks while the overall market remained biased in favor of larger-cap stocks.

During the period under review, the Fund increased its exposure to the small- and mid-capitalization sectors of the market and decreased its former heavy weighting of large-capitalization securities - because of the better valuation levels and higher growth potential to be found among smaller-cap stocks. As of April 30, 1997, the Fund was weighted approximately 50 percent in large-cap stocks and the other 50 percent in small- to mid-cap stocks. Although smaller issues underperformed during this period, it is important to remember that historically, small- and mid-capitalization stocks have outperformed large caps over the long term. Values in these issues began increasing relative to large caps over the last two quarters. We believe that investors will take notice of this and begin to narrow the market's large-cap bias. The Fund will continue to hold stocks of various market capitalizations for diversification across both industry sectors and capitalization ranges.

DEAN WITTER CAPITAL GROWTH SECURITIES

With the close of the period ended April 30, 1997, the Fund completed the transition begun during the early summer of 1996 when we modified the Fund's screening criteria. This new criteria widened the universe from which we can choose stocks for the Fund and states that companies considered for the portfolio must have demonstrated a history of consistent growth in earnings and revenues for the past several years. These companies are also chosen for their solid future earnings growth characteristics and attractive valuations.

During the period under review, the Fund built positions in financial services, upgraded its technology positions, increased its exposure to the retail industry and established positions in the energy sector, making the portfolio well diversified across many of the leading growth sectors in the economy.

LOOKING AHEAD

We believe that the Fund is currently well positioned across various industry sectors and market capitalization ranges. We continue to be convinced that the stock market will move higher and that the small- and mid-capitalization stocks that the Fund emphasizes will play a large role in that advance. We therefore remain optimistic about the prospects for the Fund's performance.

We appreciate your ongoing support of Dean Witter Capital Growth Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER CAPITAL GROWTH SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

NUMBER OF
 SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCKS (93.1%)
              Advertising (0.5%)
  40,000      Interpublic Group of
               Companies, Inc. ............    $  2,265,000
                                               ------------

              Banks (1.4%)
  40,000      Fifth Third Bancorp..........       2,985,000
  47,000      State Street Corp. ..........       3,701,250
                                               ------------
                                                  6,686,250
                                               ------------
              Building Materials (0.3%)
  46,800      Watsco, Inc. ................       1,164,150
                                               ------------

              Chemicals - Specialty (1.6%)
 240,000      Sigma-Aldrich Corp. .........       7,170,000
                                               ------------

              Computer Services (1.5%)
 275,000      Affiliated Computer Services,
               Inc.*.......................       7,150,000
                                               ------------

              Computer Software (6.6%)
 145,000      Computer Associates
               International, Inc. ........       7,540,000
 119,000      Microsoft Corp.*.............      14,458,500
 330,000      Sterling Commerce, Inc.*.....       8,538,750
                                               ------------
                                                 30,537,250
                                               ------------
              Computers - Peripheral
               Equipment (3.1%)
 400,000      EMC Corp.*...................      14,550,000
                                               ------------

              Computers - Systems (2.8%)
 150,000      COMPAQ Computer Corp.*.......      12,806,250
                                               ------------

              Electronics (4.3%)
 130,000      Dionex Corp.*................       6,337,500
  88,000      Intel Corp. .................      13,464,000
                                               ------------
                                                 19,801,500
                                               ------------
              Electronics - Semiconductors/
               Components (3.4%)
  80,000      SCI Systems, Inc.*...........       4,940,000
 220,000      Jabil Circuit, Inc.*.........      10,615,000
                                               ------------
                                                 15,555,000
                                               ------------
              Financial - Consumer (3.6%)
 150,000      Fannie Mae...................       6,168,750
 345,000      Green Tree Financial
               Corp. ......................      10,220,625
                                               ------------
                                                 16,389,375
                                               ------------
              Financial - Miscellaneous (7.4%)
 105,000      Household International,
               Inc. .......................       9,240,000
 400,000      MBNA Corp. ..................      13,200,000
 260,000      SunAmerica, Inc. ............      11,960,000
                                               ------------
                                                 34,400,000
                                               ------------

              Funeral Services (3.3%)
 350,000      Service Corp.
               International...............    $ 11,987,500
 107,000      Stewart Enterprises, Inc.
               (Class A)...................       3,450,750
                                               ------------
                                                 15,438,250
                                               ------------
              Hospital Management (3.2%)
 396,000      Universal Health Services,
               Inc. (Class B)*.............      14,998,500
                                               ------------

              Hotels/Motels (0.4%)
  30,000      HFS, Inc.*...................       1,777,500
                                               ------------

              Household Furnishings &
               Appliances (3.6%)
 320,000      American Standard Companies,
               Inc.*.......................      13,400,000
  70,000      Ethan Allen Interiors,
               Inc. .......................       3,097,500
                                               ------------
                                                 16,497,500
                                               ------------
              Insurance (3.5%)
  25,000      American International Group,
               Inc. .......................       3,212,500
 160,000      MGIC Investment Corp. .......      13,000,000
                                               ------------
                                                 16,212,500
                                               ------------
              Media Group (2.8%)
 270,000      Clear Channel Communications,
               Inc.*.......................      13,095,000
                                               ------------

              Metals & Mining (0.7%)
 270,000      Miller Industries, Inc.*.....       3,206,250
                                               ------------

              Oil & Gas Drilling (3.8%)
 190,000      ENSCO International, Inc.*...       9,025,000
 510,000      Pride Petroleum Services,
               Inc.*.......................       8,733,750
                                               ------------
                                                 17,758,750
                                               ------------
              Oil - Exploration & Production (0.6%)
 170,000      Lomak Petroleum, Inc. .......       2,868,750
                                               ------------

              Oil Equipment & Services (4.7%)
 120,000      Smith International, Inc.*...       5,685,000
 260,000      Tidewater, Inc. .............      10,432,500
 240,000      Varco International, Inc.*...       5,520,000
                                               ------------
                                                 21,637,500
                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) continued


NUMBER OF
 SHARES                                           VALUE
-----------------------------------------------------------
              Pharmaceuticals (3.7%)
 180,000      Abbott Laboratories..........    $ 10,980,000
 104,000      Johnson & Johnson............       6,370,000
                                               ------------
                                                 17,350,000
                                               ------------
              Pollution Control (3.5%)
 160,000      United Waste Systems,
               Inc.*.......................       5,380,000
 360,000      US Filter Corp.*.............      10,935,000
                                               ------------
                                                 16,315,000
                                               ------------
              Retail - Drug Stores (2.5%)
 250,000      Walgreen Co. ................      11,500,000
                                               ------------

              Retail - Food Chains (5.3%)
 495,000      Kroger Co.*..................      13,612,500
 240,000      Safeway, Inc.*...............      10,710,000
                                               ------------
                                                 24,322,500
                                               ------------
              Retail - General Merchandise (4.0%)
 150,000      Consolidated Stores Corp.*...       6,000,000
 396,900      Dollar General Corp. ........      12,551,962
                                               ------------
                                                 18,551,962
                                               ------------
              Retail - Specialty (3.1%)
 680,000      General Nutrition Companies,
               Inc.*.......................      14,535,000
                                               ------------

              Retail Stores (1.7%)
 440,000      Staples, Inc.*...............       7,920,000
                                               ------------

              Savings & Loan Companies (2.2%)
 205,000      Washington Mutual, Inc. .....      10,070,625
                                               ------------

              Telecommunications (1.3%)
 150,000      Tellabs, Inc.*...............       5,962,500
                                               ------------

              Utilities (2.7%)
 195,000      AES Corp.*...................      12,723,750
                                               ------------

              TOTAL COMMON STOCKS
               (Identified Cost
               $369,770,121)...............     431,216,612
                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                         VALUE
-----------------------------------------------------------
              SHORT-TERM INVESTMENTS (a) (8.6%)
              U.S. GOVERNMENT AGENCIES
 $13,000      Federal Home Loan Banks
               5.34% due 05/08/97..........    $ 12,986,502
  13,500      Federal National Mortgage
               Assoc.
               5.36% due 05/05/97..........      13,491,975
  13,500      Student Loan Marketing Assoc.
               5.28% due 05/01/97..........      13,500,000
                                               ------------

              TOTAL SHORT-TERM INVESTMENTS
              (Amortized Cost
               $39,978,477)................      39,978,477
                                               ------------


TOTAL INVESTMENTS
(Identified Cost $409,748,598)
(b)................................  101.7%     471,195,089


LIABILITIES)IN EXCESS OF
OTHER ASSETS.......................   (1.7)      (8,048,457)
                                     -----     ------------


NET ASSETS.........................  100.0%    $463,146,632
                                     =====     ============

---------------------
 *  Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $73,343,239 and the aggregate gross unrealized depreciation is $11,896,748, resulting in net unrealized appreciation of $61,446,491.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $409,748,598)..........    $471,195,089
Receivable for:
    Investments sold.....................       2,867,516
    Shares of beneficial interest sold...         406,462
    Dividends............................         134,940
Prepaid expenses.........................          61,490
                                             ------------

    TOTAL ASSETS.........................     474,665,497
                                             ------------

LIABILITIES:
Payable for:
    Investments purchased................      10,288,278
    Shares of beneficial interest
     repurchased.........................         419,076
    Plan of distribution fee.............         376,342
    Investment management fee............         244,622
Accrued expenses.........................         190,547
                                             ------------

    TOTAL LIABILITIES....................      11,518,865
                                             ------------

NET ASSETS:
Paid-in-capital..........................     368,594,618
Net unrealized appreciation..............      61,446,491
Accumulated net investment loss..........      (2,711,722)
Accumulated undistributed net realized
 gain....................................      35,817,245
                                             ------------

    NET ASSETS...........................    $463,146,632
                                             ============

NET ASSET VALUE PER SHARE,
 31,968,360 shares outstanding (unlimited
 authorized shares of $.01 par value)....          $14.49
                                                   ======


STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)

NET INVESTMENT INCOME:
INCOME
Dividends................................    $  1,183,978
Interest.................................         747,528
                                             ------------

    TOTAL INCOME.........................       1,931,506
                                             ------------

EXPENSES
Plan of distribution fee.................       2,477,868
Investment management fee................       1,606,318
Transfer agent fees and expenses.........         386,416
Shareholder reports and notices..........          35,860
Registration fees........................          29,159
Professional fees........................          27,058
Custodian fees...........................          20,946
Trustees' fees and expenses..............           6,190
Other....................................           4,796
                                             ------------

    TOTAL EXPENSES.......................       4,594,611
                                             ------------

    NET INVESTMENT LOSS..................      (2,663,105)
                                             ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain........................      36,726,844
Net change in unrealized appreciation....     (25,552,058)
                                             ------------

    NET GAIN.............................      11,174,786
                                             ------------

NET INCREASE.............................    $  8,511,681
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX
                                                         MONTHS ENDED       FOR THE YEAR
                                                          APRIL 30,            ENDED
                                                             1997         OCTOBER 31, 1996
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss..................................   $ (2,663,105)       $ (3,339,393)
Net realized gain....................................     36,726,844          84,433,122
Net change in unrealized appreciation................    (25,552,058)          3,014,056
                                                        ------------        ------------

    NET INCREASE.....................................      8,511,681          84,107,785

Distributions from net realized gain.................    (81,010,400)           --
Net increase (decrease) from transactions in shares
 of beneficial interest..............................     29,074,160         (61,406,297)
                                                        ------------        ------------

    NET INCREASE (DECREASE)..........................    (43,424,559)         22,701,488

NET ASSETS:
Beginning of period..................................    506,571,191         483,869,703
                                                        ------------        ------------

    END OF PERIOD
    (Including accumulated net investment losses of
    $2,711,722 and $48,617, respectively)............   $463,146,632        $506,571,191
                                                        ============        ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CAPITAL GROWTH SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Capital Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on December 8, 1989 and commenced operations on April 2, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER CAPITAL GROWTH SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since

DEAN WITTER CAPITAL GROWTH SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at the time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $22,643,882 at April 30, 1997.

The Distributor has informed the Fund that for the six months ended April 30, 1997, it received approximately $298,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1997 aggregated $302,698,048 and $354,546,698, respectively.

For the six months ended April 30, 1997, Fund incurred brokerage commissions of $64,553 with DWR for portfolio transactions executed on behalf of the Fund. At April 30, 1997, the Fund's payable for investments purchased included unsettled trades with DWR of $2,504,871.

DEAN WITTER CAPITAL GROWTH SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) continued

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1997, the Fund had transfer agent fees and expenses payable of approximately $83,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1997 included in Trustees fees and expenses in the Statement of Operations amounted to $692. At April 30, 1997, the Fund had an accrued pension liability of $47,851 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                      FOR THE SIX                         FOR THE YEAR
                                                                      MONTHS ENDED                            ENDED
                                                                     APRIL 30, 1997                     OCTOBER 31, 1996
                                                              ----------------------------        -----------------------------
                                                                      (unaudited)
                                                                SHARES          AMOUNT              SHARES           AMOUNT
                                                              ----------     -------------        -----------     -------------
Sold......................................................     3,344,752     $  52,457,250          6,983,726     $ 113,678,617
Reinvestment of distributions.............................     5,359,165        77,011,200            --               --
                                                              -----------    --------------       ------------    --------------
                                                               8,703,917       129,468,450          6,983,726       113,678,617
Repurchased...............................................    (6,564,733)     (100,394,290)       (10,755,353)     (175,084,914)
                                                              -----------    --------------       ------------    --------------
Net increase (decrease)...................................     2,139,184     $  29,074,160         (3,771,627)    $ (61,406,297)
                                                              ===========    ==============       ============    ==============

6. FEDERAL INCOME TAX STATUS

As of October 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER CAPITAL GROWTH SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                FOR THE SIX
                                                                MONTHS ENDED               FOR THE YEAR ENDED OCTOBER 31
                                                                 APRIL 30,         ----------------------------------------------
                                                                    1997               1996             1995             1994
---------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  16.98           $    14.40       $    11.86       $    13.35
                                                                    ------               ------           ------           ------
Net investment loss.........................................         (0.09)               (0.11)           (0.06)           (0.07)
Net realized and unrealized gain (loss).....................          0.34                 2.69             2.60               --
                                                                    ------               ------           ------           ------
Total from investment operations............................          0.25                 2.58             2.54            (0.07)
                                                                    ------               ------           ------           ------
Less distributions from net realized gain...................         (2.74)                  --               --            (1.42)
                                                                    ------               ------           ------           ------
Net asset value, end of period..............................      $  14.49           $    16.98       $    14.40       $    11.86
                                                                    ======               ======           ======           ======
TOTAL INVESTMENT RETURN+....................................          1.62%(1)            17.92%           21.42%           (0.79)%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.85%(2)             1.84%            1.89%            1.87%
Net investment loss.........................................         (1.07)%(2)           (0.64)%          (0.43)%          (0.15)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $463,147             $506,571         $483,870         $456,977
Portfolio turnover rate.....................................            64%(1)               72%              33%              13%
Average commission rate paid................................       $0.0583              $0.0571               --               --

                                                            FOR THE YEAR ENDED OCTOBER 31
                                                            -------------------------------
                                                                 1993                1992
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $    14.09       $    13.58
                                                                    ------          -------
Net investment loss.........................................         (0.08)           (0.03)
Net realized and unrealized gain (loss).....................         (0.50)            0.58
                                                                    ------          -------
Total from investment operations............................         (0.58)            0.55
                                                                    ------          -------
Less distributions from net realized gain...................         (0.16)           (0.04)
                                                                    ------          -------
Net asset value, end of period..............................    $    13.35       $    14.09
                                                                    ======          =======
TOTAL INVESTMENT RETURN+....................................         (4.25)%           4.06%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.81%            1.74%
Net investment loss.........................................         (0.38)%          (0.32)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $683,165         $973,110
Portfolio turnover rate.....................................            25%              29%
Average commission rate paid................................            --               --

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder



OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
                                                                DEAN WITTER
Barry Fink                                                      CAPITAL GROWTH
Vice President, Secretary and General Counsel                   SECURITIES

Peter Hermann
Vice President

Thomas F. Caloia
Treasurer



TRANSFER AGENT
-------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311



INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048











This report is submitted for the general information
of shareholders of the Fund.  For more detailed            Semiannual Report
information about the Fund, its officers and               April 30, 1997
trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.